Exhibit 99.1
Mar. 7, 2023 J.P. Morgan Global High Yield & Leveraged Finance Conference Nasdaq: CNSL consolidated.com Exhibit 99.1

Safe Harbor Statement Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results, including year over year revenue and EBITDA growth in 2024. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of public health threats, including the novel coronavirus (COVID-19) pandemic, on the Company’s business, results of operations, cash flows and stock price; the possibility that any of the anticipated benefits of the strategic investment from Searchlight Capital Partners, L.P. or our refinancing of outstanding debt, including our senior secured credit facilities; the outcome of any legal proceedings that may be instituted against the Company or its directors; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; our need for substantial capital expenditures for our operations; regulatory changes, including changes to subsidies, our need for continued receipt of support from various funds established under federal and state laws, such as network access and subsidies; rapid development and introduction of new technologies; intense competition in the telecommunications industry; shifts in our product mix; risks associated with our possible pursuit of or failure to consummate acquisitions or dispositions; disruptions in our networks and infrastructure; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors or our ability to obtain necessary hardware, software and operational support from third party venders; losses of key management personnel and our ability to attract and retain highly qualified management and personnel in the future; our ability to enter into new, or renew existing, collective bargaining agreements with our employees; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; increasing video content costs; the competitive impact of legislation and regulatory changes in the telecommunications industry; liability and compliance costs regarding environmental regulations and environmental, social, and governance (ESG) initiatives; risks associated with discontinuing paying dividends on our common stock; and the potential for the rights of our series A preferred stock to negatively impact our cash flow. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the Securities and Exchange Commission (“SEC”), including our Form 10-K for the year ended December 31, 2022. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements. Non-GAAP Measures This presentation includes certain non-GAAP historical and forward-looking financial measures, including but not limited to “EBITDA,” “adjusted EBITDA,” “net debt leverage ratio,” “total net debt to last twelve month adjusted EBITDA ratio,” and “normalized revenue.” In addition to providing key metrics for management to evaluate the Company’s performance, we believes these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends. See additional information and a reconciliation of these non-GAAP measures to the nearest comparable GAAP measures in the Company’s fourth quarter 2022 financial results press release, which is accessible on the Company’s investor relations Website at https://ir.consolidated.com/. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Consolidated may present or calculate its non-GAAP measures differently from other companies. The Company’s 8-K, Form 10-K, Form 10-Q and other filings should be read in conjunction with this presentation as they contain additional important details on the quarterly results. 2

2.6M total passings 1M Total fiber Gig+ capable passings Data as of 12/31/22; * Full-year 2022 including discontinued operations 123K Fiber Gig+ capable broadband connections 57,900 fiber route miles $1.2B Revenue $414M Adjusted EBITDA* Fidium is Consolidated’s consumer/SMB fiber broadband service offering symmetrical multi-gig speeds. Consolidated Communications Overview Transforming from a copper-based telco into a leading fiber provider Key Operational & Financial Metrics 3

Transformation from Wireline to Fiber Provider  Growth plan set - Searchlight partnership  Global Refinancing  Launched  Fiber coverage of 22%  Added 15K new fiber subs  Total net positive consumer broadband adds  Fiber coverage of 38% (1M passings)  Added 40K new consumer fiber subs  2021 cohort penetration of 15.1%  Bolstered liquidity > $600M of divestitures  Launched  Leadership realignment • Fiber coverage of nearly 50% • Y/Y Revenue and EBITDA growth beginning in 2024 • EBITDA CAGR of mid-teens • Fiber coverage > 70% • Operating expense leverage as revenue grows Executing on a multi-year plan to upgrade 70% of footprint to fiber Achievement of milestones support a return to growth and shareholder value creation  Elimination of dividend 4

Bob Udell President and Chief Executive Officer Fred Graffam Executive Vice President and Chief Financial Officer Gaurav Juneja President of Consumer John Lunny Chief Technology Officer Dan Stoll President of Commercial and Carrier Jennifer Spaude Sr. VP of Corporate Communications Garrett Van Osdell Chief Legal Officer and Corporate Secretary Gabe Waggoner Executive Vice President of Operations Team focused on leveraging fiber investments through execution and accelerated growth Executive Management Team Realignment 5

Leverage Strong Fiber Market Dynamics Superior Product • Faster symmetrical speeds not available from cable or fixed wireless • Speed of light provides lowest latency • High customer satisfaction; industry leading-NPS scores Growing Data Demand • Avg. # of connected devices in a home is expected to increase by more than 60% (1) • Over the Top (OTT) viewing hours on connected TV devices increased 59% (2) • Product is critical to connecting consumers and small businesses; recession resistant Future Proof Technology • FttP network 10G today and scalable to 50G in future • Core network built up to 100G and upgradable to 400G • Decades worth of runway with fiber technology Proven, Valuable Assets • Significant opportunity to build value and obtain multiple accretion as fiber business grows • Fiber infrastructure provides strong free cash flow generation opportunities in the future (1) Verizon news, American bandwidth: What data-usage trends can teach us about the future, 10/6/22 (2) Statista, Total number of over-the-top viewing hours in the U.S., May 2022 6

Consolidated’s Fiber Advantages • Existing conduit capacity and pole access where we have aerial fiber; aerial fiber access to 80% of Northern New England • Experienced teams, contractor resources and strong build partners • Owned or leased local and long-haul fiber network Fiber-Rich Network Incumbent Position Provides Advantages Favorable Unit Costs • ~$650 average cost per fiber passing • ~$750 - $800 average direct cost to connect 7

Digital Customer Experience Digital ordering and provisioning, account management, customer text notifications and self-service support tools Superior Fiber Product Faster Symmetrical 2 Gig speeds Fidium Fiber Expansion 24/7 network controls monitoring whole-home WiFi 6 Fiber to the premise technology Won Gold Globee® for Best New Telecom Service Launched in early 2023 • Expands fiber product to small businesses • Leverages consumer product offering and features, including strong digital experience • NPS score of 50+ • Well above industry average 8

Consolidated’s Fiber Build Plan Projected Fiber Passings, % of total passings Build Plan Highlights 2022 • 400,000 upgrades in 2022, ~1 million fiber locations or 38% of Company’s service area 2023 • Build target of >225k fiber passings • Fiber target of nearly 50% of total passings at YE, a near 5x increase since 2020 2026 • 2 million total fiber passings or > 70% of total passings Awarded approx. $150M of broadband, government partnership funds since 2019 • Actively pursuing ~$100M of additional broadband government partnership opportunities • Build pace to be synched up with these awards Consolidated has 2.6M total passings (1.7M passings in Northern New England). Full build plan includes ~ 1.6M total fiber upgrades, of which ~1.1M upgrades are planned in Northern New England. Remaining upgrades are in TX, CA, MN, IL, PA. >7x increase in fiber passings Fiber passings Fiber passings to be built 10% 22% 38% ~47% >70% 275K 606K 1M >1.225M ~2M 2020 2021 2022 2023E 2024-2026E ~ 775k >225k 9

Fiber Cohort Penetration Cohort Penetration Targets 14% 1 year 24% 2 year 33% 3 year Terminal penetration targeted in the 40% range over a 5-year horizon Fiber Penetration Rates 21.8% 15.1% Base Fiber (Pre-2021) Cumulative 2021 cohort @ 1-Year Mark 1Cohort ready for sale (RFS) excludes certain multi-dwelling units (MDU’s) and multi-tenant units (MTU’s), which is currently approx.19% for the 2021 cohort and 18% for the 2022 cohort. Fiber penetrations by cohort represents all fiber connections (consumer and business) as a percentage of RFS in the cumulative fiber build cohort at the 1- year mark. These estimates are based upon the information available at this time and are subject to updates as additional information becomes available. Above target penetration of 14% based on RFS1 10

Levers to Accelerate Consumer and Small Business Penetration Doubled door to door sales headcount since year end 2022 Introducing Fidium brand and value proposition in prior cohorts (NPS scores of 50+) Added several new consumer sales partners since Q4 2022 to augment digital and call center sales Fidium@Work introduced in January to serve small business market Recent Actions and Initiatives 11

Fiber Growth Momentum, ARPU Opportunity Consumer Fiber Broadband Net Adds1 Consumer Fiber Broadband Revenue Growth2 $53.55 $67.14 Copper ARPU Fiber ARPU Fiber ARPU > Copper ARPU +25% Consumer Broadband ARPU Drivers 22% 33% 31% 46% % Broadband Connections on Fiber % Fiber Connections Mix - Gig+ Fiber Q421 Q422 > 70% of new subscribers taking Gig+ option Fiber ARPU +$2.92, 4.5% Y/Y 4.6K 7.7K 9.6K 12.1K 10.6K $15.7M $16.8M $18.8M $21.1M $23.7M 5.0% 7.0% 11.8% 12.5% 12.4% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% - 5.0K 10.0K 15.0K 20.0K 25.0K Q421 Q122 Q222 Q322 Q422 Fiber Net Adds Fiber Revenue Sequential Fiber Revenue Growth (1) Q422 consumer fiber net adds normalized for Kansas divestiture (3,325 fiber connections) (2) Broadband revenue normalized for Kansas asset divestiture 12

$80 $450 $185 $100 FY 2022 FY 2026 (F) Fiber Revenue Copper Revenue Consumer Broadband Opportunity • Expected growth in broadband business provides significant revenue upside • Assumed fiber ARPU of ~ $75 for 2026 • Project margin expansion as we leverage revenue growth with improved efficiencies from fiber Increased fiber penetration to drive significant long-term growth $ in millions 12% Fiber Penetration >25% Fiber Penetration $550 ~$265 FY 2022 FY 2026 (F) Fiber Passings 1M ~2M Fiber Connections 123K 500K-525K Significant Value Creation Opportunity 13

Commercial and Carrier Revenue

$ in millions

Commercial Data Services Revenue[1]



1.3% growth Y/Y
$53.0
$53.7
$53.0
$52.8
$53.7
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22

Carrier Data & Transport Revenue[1]



3.7% growth Y/Y
$32.4
$33.2
$32.9
$33.6
$33.6
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22

14,427[2]
Lit Buildings
+7.1% Y/Y

57,865
Fiber Route Miles
+10.4% Y/Y

Commercial Sales

- 90% of new sales on network
- Leveraging FttP investments for growth across all Commercial channels
- Reduced complexity through standardized product portfolio

Carrier Sales

- Transitioning TDM services to wave/IP/10G
- Leveraging 400G core network upgrades to provide 10G backhaul to towers
- Full year '22 impact of wireless carrier renegotiations was ~$4M (previous expectations were $6M-$7M)

(1) Normalized for divestiture of Ohio and Kansas assets.
(2) Lit buildings figure adjusted for Kansas asset sale, which reduced 1,415 on-net buildings.

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Capital Structure; Enhanced Liquidity Current Maturity Profile • Well capitalized to continue executing on fiber investment growth plan • In Nov. 2022, extended maturity of $250M revolver by two years to 2027 with enhanced financial flexibility • Expected decline in net debt leverage beyond 2023 as Adjusted EBITDA improves (1) $250M revolver is undrawn; Availability reduced by $25M of outstanding letters of credit; Revolver availability will be limited to 35% of $250M (net of LC’s) if leverage ratio exceeds 6.35x. Excluding discontinued operations, bank net leverage ratio was 4.40x. $M, as of 12/31/22 4.18x net debt leverage 6.48% weighted avg. cost of debt $414M cash on hand, $225M revolver availability (undrawn)1 No maturities due until 2027 ~ 77% of outstanding debt is fixed rate through July 2023; 53% thereafter $1,000 $750 $400 $250 2023 2024 2025 2026 2027 2028 Term Loan L+3.50% (L Floor of 0.75) Senior Notes 6.50% Senior Notes 5.00% Revolver 15

Strategic Priorities For 2023 Increase Fiber Penetration Across the Business (Consumer Broadband, Commercial and Carrier Data-Transport) Deliver Improved Customer Experience (Higher NPS Scores) Drive Operational Efficiencies (Improved Unit Costs) Long-Term Shareholder Value Creation 16